Pension And Other Employee Benefit Plans (Schedule Of Net Periodic Pension Cost) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Service cost	$ 1.1	$ 3.4	$ 3.2
Interest cost	4.3	4.6	4.2
Expected return on plan assets	(4.3)	(5.0)	(4.9)
Amortization of net actuarial loss	1.6	1.4	1.2
Amortization of prior service cost		0.2
Net periodic pension cost	$ 2.7	$ 4.6	$ 3.7